SCHEDULE DEF 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


     Filed by the Registrant  /X/

     Filed by a Party other than the Registrant / /

     Check the appropriate box: / /

     / /  Preliminary Proxy Statement     / /  Confidential, for use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))

     /x/  Definitive Proxy Statement
     / /  Definitive Additional Materials
     / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        CONSOLIDATED-TOMOKA LAND CO.
------------------------------------------------------------------------------
             (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

/x/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule (14a(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         CONSOLIDATED-TOMOKA LAND CO.
                         Post Office Box 10809
                         Daytona Beach, Florida 32120-0809


    To the Shareholders:

         The annual meeting of shareholders of Consolidated-Tomoka Land Co., a Florida corporation (the "Company"), will be held at the Daytona Beach Hilton Resort, 2637 South Atlantic Avenue, Daytona Beach, Florida, on Wednesday, May 8, 1996, at ten o'clock in the morning for the following purposes:

         1. To elect three directors to serve for a three-year term expiring at the annual meeting of shareholders to be held in 1999, or until their successors are elected and qualified.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on March 15, 1996, are entitled to notice of, and to participate in and vote at the meeting.

         Daytona Beach Hilton Resort has reserved a limited number of rooms for shareholders attending our meeting. Shareholders who plan to attend are urged to reserve rooms promptly upon receipt of the meeting notice by calling 1-904-767-7350.

         A complete list of shareholders as of the record date will be available for shareholders' inspection at the Corporate Offices at 149 South Ridgewood Avenue, Daytona Beach, Florida, for at least ten days prior to the meeting.


                                         By Order of the Board of Directors

                                         Patricia Lagoni
                                         Secretary

     Daytona Beach, Florida
     April 1, 1996

         ALL SHAREHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. This proxy is revocable by you at any time before it is exercised by notifying the corporate secretary of the Company in writing or by submitting a properly executed, later-dated proxy. Signing a proxy will not affect your right either to attend the meeting and vote your shares in person or to give a later proxy.

         A COPY OF THE COMPANY'S MOST RECENT FORM 10-K ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON WRITTEN REQUEST DIRECTED TO THE COMPANY'S SECRETARY, P. O. BOX 10809, DAYTONA BEACH, FLORIDA 32120-0809.

                          CONSOLIDATED-TOMOKA LAND CO.
                                PROXY STATEMENT

                                  INTRODUCTION

     This proxy statement and the enclosed form of proxy are being sent to the shareholders of Consolidated-Tomoka Land Co., a Florida corporation (the "Company"), on or about April 1, 1996, in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the annual meeting of shareholders to be held on Wednesday, May 8, 1996 (and at any adjournment or adjournments thereof), for the purposes set forth in the accompanying notice of annual meeting. Shareholders who execute proxies retain the right to revoke them at any time before they are exercised by sending written notice to the secretary of the Company, by submitting a properly executed, later-dated proxy, or by attending the annual meeting and electing to vote in person.

     The cost of preparing, assembling, and mailing material in connection with this solicitation will be borne by the Company.

     At the close of business on March 15, 1996, there were 6,261,272 shares of common stock, $1 par value, of the Company outstanding. Each holder of common stock of record on that date is entitled to one vote for each share held by such shareholder on every matter submitted to the meeting. The Company's Articles of Incorporation and Bylaws do not provide for cumulative voting for the election of directors, which is permitted but not required by Florida law.

     As of February 22, 1996, Baker, Fentress & Company ("Baker Fentress"), a publicly owned, closed-end investment company, located at Madison Plaza, Suite 3510, 200 West Madison Street, Chicago, Illinois 60606, owned beneficially 5,000,000 shares (79.9%) of the outstanding shares of common
stock of the Company.   These shares were owned of record by Cede & Co., a
nominee of Depository Trust Company, for the account of Baker Fentress. Baker Fentress has sole voting and dispositive power with respect to these shares. No other person owned of record, or was known by management to own beneficially, more than 5% of the Company's outstanding common stock as of February 22, 1996.

     As of February 22, 1996, Baker Fentress had 27,543,641 shares of its $1 par value common stock outstanding. As of that date, 1,839,294 shares (6.68%) of the common stock of Baker Fentress were held by the officers and directors of Baker Fentress as a group with power over voting or disposition of the shares.

     See "Interests in Stock" below for information as to the beneficial ownership of common stock of the Company and of Baker Fentress as of February 22, 1996 by each director of the Company and by all directors and officers as a group.

     The shareholders of Consolidated-Tomoka Land Co., a Delaware Corporation ("Delaware Corporation"), at the 1993 annual meeting of shareholders approved a change of the Company's corporate domicile from Delaware to Florida, which was accomplished through a merger of the Delaware Corporation with and into its wholly owned subsidiary, CTLC, Inc., a Florida corporation, followed by a change in the surviving corporation's name to Consolidated-Tomoka Land Co. All references in this Proxy Statement to dates of service or actions of the board of directors or shareholders are to the Company including its predecessor, Consolidated-Tomoka Land Co., a Delaware Corporation.


                           ELECTION OF DIRECTORS

     The Company's Articles of Incorporation divide the Board of Directors into three classes, as nearly equal as possible. At the 1996 annual meeting of shareholders, three Class II directors are to be elected, each to hold office until the annual meeting of shareholders to be held in 1999, or until their successors are elected and qualified.

     The Company has no nominating committee other than the Board of Directors for the selection of candidates to serve as directors. It is the intention of the persons named in the accompanying form of proxy to vote such proxy for the election as directors of the persons named below who have been designated by the Board of Directors as nominees for Class II unless authority to do so is withheld.

     All nominees for election as directors are now directors, each having been elected by the shareholders at the April 1993 annual meeting. Each nominee has indicated his willingness to serve if elected. If any nominee should be unable to serve, which is not now anticipated, the proxy will be voted for such other persons as shall be determined by the persons named in the proxy in accordance with their judgment.

     The election of Messrs. Gorter, Lloyd, and Teeters will require the affirmative vote of the holders of a plurality of the shares present or represented at the meeting. The Board of Directors of the Company recommends a vote "for" the election of Messrs. Gorter, Lloyd and Teeters as directors in Class II. Proxies solicited by the Board will be so voted unless shareholders specify in their proxies a contrary choice. Abstentions will be treated as shares represented at the meeting and therefore will be the equivalent of a negative vote, and broker non-votes will not be considered as shares represented at the meeting.

     Additional information concerning the nominees and the directors who are continuing in office appears below.


        Name,
  Age at January 31, 1996,                 Class and   Other
  and Principal Occupation      Director   Expiration  Business
  since January 1, 1991         Since      of Term     Affiliations
 -------------------------      --------   -----------  -----------
John C. Adams, Jr.-age 59 (2)   1977       I           Director, Hilb,
  Chairman of the board                    1998        Rogal and Hamilton
  of Hilb, Rogal and Hamilton                          Company, Richmond,
  Company of Daytona Beach,                            Virginia
  Inc. (an insurance agency),
  chief executive officer from
  January 1990 until January
  1993. Executive vice
  president since 1994 of
  Hilb, Rogal and Hamilton
  Company, Richmond, Virginia,
  chief operating officer
  during 1993 and executive
  vice president operations
  from January 1991 until
  December 1992

Bob D. Allen-age 61(1)          1990       I           Director, First Union
  President and chief                      1998        Corporation of Florida,
  executive officer of the                             First Union National
  Company                                              Bank of Florida, and
                                                       Baker, Fentress & Company


Jack H. Chambers-age 65(3)      1986       III         Director, Mobile
  Of Counsel to Law Firm of                1997        America Corporation
  Foley & Lardner since
  September 1994; president
  and chief executive
  officer of Koger
  Properties Inc. from
  July 1991 to December 1993;
  From January 1994 to
  September 1994 and prior
  to July 1991, real estate
  consultant and investor

James P. Gorter-age 66          1988       II          Director, Baker,
  Chairman of the board                    1996        Fentress & Company,
  of Baker, Fentress & Company;                        Caterpillar, Inc.,
  limited partner of Goldman,                          and American
  Sachs & Co.                                          Electronic
  (investment bankers)                                 Components, Inc.
                                                       (manufacturer of
                                                       electronic and
                                                       electric
                                                       components)



       Name,
  Age at January 31, 1996,                Class and            Other
  and Principal Occupation     Director   Expiration           Business
  Since January 1, 1991        Since      of Term              Affiliations
  -------------------------   ---------    ----------          ------------
William O. E. Henry-age 68(3)  1977       III                  None
  Practicing attorney and                 1997
  partner in law firm of
  Holland & Knight, counsel
  for the Company

Robert F. Lloyd-age 60(2)      1991       II                   None
  Chairman of the board and               1996
  chief executive officer of
  Lloyd Buick-Cadillac Inc.
  since July 1991; prior
  thereto, general manager.

John H. Pace, Jr.-age 78(3)    1968       III                  None
  Chairman of Cardinal                    1997
  Investment Company
  (investor in securities
  and real estate)

David D. Peterson-age 64(1)    1984       I                    Director, Baker,
  Chairman of the board of                1998                 Fentress & Company
  the Company, president and
  chief executive officer
  of Baker, Fentress & Company
  (a publicly owned, closed-
  end investment company)


Bruce W. Teeters-age 50        1990       II                   None
  Senior vice president-                  1996
  finance and treasurer
  of the Company

_______________________

(1) Member of the executive committee of the Company, which had two meetings in 1995. The executive committee has the authority during intervals between meetings of the Board of Directors to exercise power on matters designated by the Board.

(2) Member of the compensation and stock option committee, which had one meeting in 1995.

(3) Member of the audit committee, which had one meeting in 1995. The committee meets with representatives of the Company's independent public accountants to determine the scope of each audit and review the results.

     During 1995, the Board of Directors held one regular and three special meetings. Each outside director, except Mr. Peterson, received a fee of $1,000 for each board meeting he attended in 1995. Each outside director received, in addition to meeting fees, an annual retainer of $12,000, payable quarterly, except for Mr. Peterson who, in 1995, received an annual fee of $25,000, payable quarterly, in lieu of directors' fees. Members of the audit and compensation and stock option committees also received $1,000 for each meeting of those committees attended in 1995.

     Effective January 1, 1996, the retainer for each director was increased to $13,000 per year, payable quarterly, and the Chairman of the Board receives an additional annual fee of $8,000, payable quarterly.

     Mr. Peterson began receiving directors meeting fees and a retainer effective January 1, 1996 in lieu of an annual fee of $25,000.

     All members of the Board attended 100% of the meetings of the Board and all committees on which they served.

                               INTERESTS IN STOCK

     The following table contains information at February 22, 1996 on the number of shares of common stock of the Company and of its 79.9% majority shareholder, Baker, Fentress & Company, of which each director and each officer named in the Summary Compensation Table set forth elsewhere in this Proxy Statement had outright ownership, or, alone or with others, any power to vote or dispose of the shares, or to direct the voting or disposition of the shares by others, and the percentage of the aggregate of such shares to all of the outstanding shares of the respective companies. The table also sets forth information with respect to all persons known by the Company to own beneficially more than 5% of the Company's common stock as of February 22, 1996:


                              Power Over Voting
                              and Disposition
                              -----------------               Aggregate
Shares of                                               -----------------------
Consolidated-Tomoka Land Co.    Sole         Shared     Shares         Percent
---------------------------     -------      -------    -------        --------
Baker Fentress & Company        5,000,000        --      5,000,000        79.9%
  Madison Plaza, Suite 3510
  200 West Madison Street
  Chicago, Illinois 60606
John C. Adams, Jr.                     --      6,600 (1)     6,600 (1)      --
Bob D. Allen                       96,420 (2)     --        96,420 (2)     1.5%
Jack H. Chambers                      194      1,200         1,394          --
James P. Gorter                     2,400      4,000         6,400         0.1%
William O. E. Henry                   500         --           500          --
Robert F. Lloyd                       500         --           500          --
John H. Pace, Jr.                     400         --           400          --
David D. Peterson                   4,000         --         4,000          --
Bruce W. Teeters                   26,000 (2)    624        26,624 (2)     0.4%
Directors and Officers
as a group (16 persons)           132,742 (2) 19,640       152,382(2)      2.4%

                              Power Over Voting
                              and Disposition
                              -----------------            Aggregate
Shares of                                                  ---------
Baker, Fentress & Company       Sole        Shared       Shares    Percent
-------------------------      -------      --------     -------   --------
John C. Adams, Jr.                  --      3,071         3,071       0.1%
Bob D. Allen                    25,218     31,388        56,606       0.2%
Jack H. Chambers                    --         --            --       2.2%
James P. Gorter                130,370    464,591       594,961       2.1%
William O. E. Henry                 --         --            --        --
Robert F. Lloyd                     --         --            --        --
John H. Pace, Jr.              523,153         --       523,153       1.9%
David D. Peterson               26,926         --        26,926        --
Bruce W. Teeters                    --        911           911        --
Directors and Officers
as a group (16 persons)        706,742     501,006     1,207,748      4.4%

(1) Does not include 4,400 shares held in trust for his wife who has sole voting and disposition power over these shares.
(2) Includes shares subject to options that are currently exercisable or exercisable within 60 days of February 25, 1996: Bob D. Allen, 76,800 shares; Bruce W. Teeters, 26,000 shares; and executive officers as a group, 102,800 shares.

                             EXECUTIVE COMPENSATION

     The sections which follow provide extensive information pertaining to the compensation of the executive officers of the Company. This information is introduced in the Compensation Committee Report on Executive Compensation set forth below which describes the policies and components of the Company's Compensation Program.

     To provide a context for considering the detailed compensation data, as well as the policies of the Compensation Committee, there is set forth immediately below information as to the cumulative shareholder return on the Company's Common Stock. The graph compares the yearly percentage change in this return with that of the American Stock Exchange Composite Index and the Real Estate Industry Index.


       COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN AMONG
         CONSOLIDATED-TOMOKA LAND CO., AMERICAN STOCK EXCHANGE INDEX,
                         AND REAL ESTATE INDUSTRY INDEX


MEASUREMENT PERIOD                               AMEX          REAL ESTATE
(FISCAL YEAR COVERED)            CTO             INDEX         INDUSTRY
--------------------             ---             -----         -----------
                                  $                $                $

Measurement Pt. - 12/31/90         100                100           100

FYE   12/31/91                  100.64             128.20        121.20

FYE   12/31/92                  111.94             129.57        149.30

FYE   12/31/93                  133.73             154.81        218.79

FYE   12/31/94                  112.40             140.75        225.21

FYE   12/31/95                  158.04             177.93        241.70



                 COMPENSATION AND STOCK OPTION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The Compensation and Stock Option Committee of the Board of Directors consists solely of independent, outside directors and met one time during 1995. The committee reviews and approves salary adjustments for officers and key personnel with salaries in excess of $50,000, administers the Company's Stock Option Plan, and makes recommendations to the Board with respect to the Company's Compensation Program for the executive officers named in the following Summary Compensation Table. The two individuals named in the Summary Compensation Table are the only persons earning more than $100,000 in annual compensation who fall within the Securities and Exchange Commission definition of executive officers.

     The annual compensation program includes base pay plus an incentive program to reward key management employees who are in a position to make substantial contributions to the success or the growth of the Company and its subsidiaries. The Company seeks to provide through this program compensation opportunities that are competitive and directly related to Company performance. All participants in the incentive plan were approved by the compensation committee. There were seventeen participants in the plan during 1995.

     The executive officers are evaluated on performance, corporate and individual, based on a management-by-objectives system. Corporate performance is based on the Company's growth in earnings per share and progress on projects and activities which will have a major effect on future earnings. Individual performance includes implementation of goals and objectives, strategic planning, civic involvement, and public affairs. Base pay is designed to provide competitive rewards for the normal duties associated with the individual's job description. The incentive pay component is designed to stimulate actions that contribute to improved operating and financial results. The incentive awards are based on the achievement of predetermined corporate and individual performance goals.

     The Summary Compensation Table shows the incentive awards (Bonus in the Table) to the named executive officers for the past three years. For 1995, the goals for all executive officers included an overall operating and financial performance target measured by net income plus additional quantitative indicators. In addition to the 1995 quantified objectives, the Committee evaluated performance against predetermined qualitative objectives in determining the amount of incentive awards.

     The Summary Compensation Table shows the Options/SAR (Stock Appreciation Right) Grants to the named executive officers for the past three years. The exercise price of the options granted was equal to the market value of the underlying common stock on the date of the grant. Therefore, the value of these grants to the officers is dependent solely upon the future growth in share value of the Company's Common Stock. The stock appreciation right entitles the optionee to receive a supplemental payment which at the election of the Committee may be paid in whole or in part in cash or in shares of common stock equal to all or a portion of the spread between the exercise price and the fair market value of the underlying shares at the time of exercise.

     The Company's CEO, Mr. Allen, received a 4% increase in base pay determined by salary surveys which indicated such an increase was appropriate to maintain a competitive salary structure. Mr. Allen received a bonus of $75,000 which was the same amount received in 1994 primarily due to the operating results of the Company. Mr. Allen's individual objectives were met or exceeded in all other major categories of performance.

     The Committee believes that the components of salary, stock options/SARs, and incentive awards are fair, competitive, and in the best interest of the Company. Specific salary and incentives are disclosed in the Summary Compensation Table and the Options/SAR Grants in Last Fiscal Year Table.

By the Compensation Committee:  John C. Adams, Jr., Chairman, and Robert F.
Lloyd



                              SUMMARY COMPENSATION TABLE(a)



                                                                         LONG TERM
                                                                         COMPENSATION
                                                                         AWARDS
Name and Principal       FISCAL                        OTHER ANNUAL      #OPTIONS/
 Position                YEAR      SALARY    BONUS     COMPENSATION(b)     SARS
-------------------     ------     -------   -------   ---------------   ------------
Bob D. Allen             1995     $246,500   $75,000        $4,897        20,000
President and            1994      236,500    75,000         4,510        20,000
Chief Executive Officer  1993      227,136    45,000         3,843        20,000

Bruce W. Teeters         1995     $154,428   $20,000        $2,205         8,000
Senior Vice President-   1994      148,488    15,000         1,740         8,000
Finance & Treasurer      1993      142,776     9,000         1,733         8,000

(a)  12/31 Fiscal Year
(b) Other compensation includes personal use of company automobile and premium for term life insurance exceeding $50,000.



                               OPTIONS/SAR GRANTS IN LAST FISCAL YEAR


                                  % OF TOTAL                                          POTENTIAL REALIZABLE
                                  OPTIONS/SARS                                         VALUE AT ASSUMED
                         #        GRANTED TO               PER SHARE                ANNUAL RATES OF STOCK
                    OPTIONS/SARS  EMPLOYEES IN    DATE OF  EXERCISE   EXPIRATION    PRICE APPRECIATION
NAME                GRANTED (a)   FISCAL YEAR     GRANT      PRICE        DATE           FOR OPTION TERM
----                ------------  ------------    -------  ---------  ----------    ---------------------
                                                                                       5%          10%
                                                                                    -------     ---------
Bob D. Allen            20,000       41.7%        01/31/96    $17.15     01/31/06   $215,711    $546,654
Bruce W. Teeters         8,000       16.7%        01/31/96     17.15     01/31/06     86,284     218,661

(a) 20% of options become exercisable one year from the grant date. Options vest 20% per year over the first five years and the options expire ten years from the grant date.

DEFERRED COMPENSATION PLANS

    Under the Company's Unfunded Deferred Compensation Plan, effective July 1, 1981, fees earned by directors for service on the Board and its committees may be deferred until the director attains seventy years of age or ceases to be a member of the Board, whichever occurs first. Under a similar plan effective October 25, 1982, officers and key employees of the Company may elect to defer all or a portion of their earnings until such time as the participant ceases to be an officer or key employee. All sums credited to a participating director, officer, or employee under either of these plans may be distributed in a lump sum or in installments over not more than ten calendar years following the end of the deferral period. The participant will be entitled to elect the size of the installments and the period over which they will be distributed. The deferred compensation accrues interest annually at the average rate of return earned by the Company on its short-term investments. Compensation deferred pursuant to these plans during 1995 by officers named in the compensation table above is included in the table.




PENSION PLAN

    The amount of the Company's contributions or accrual on behalf of any particular participant in the pension plan cannot readily be determined. The following table shows the estimated annual benefit payable under the pension plan (utilizing present levels of Social Security benefits) upon retirement to persons in a range-of-salary and years-of-service classification:



                                         PENSION PLAN TABLE
                                         -------------------


                                           YEARS OF SERVICE
             Final              --------------------------------------
            Average
            Earnings as           10        20        30       35
            of 1/1/95           NRA 65    NRA 65    NRA 65    NRA 65
            ------------        -------   -------   -------   -------
               $                  $         $          $        $

            100,000             16,444    32,889     49,333   57,556
            125,000             20,944    41,889     62,833   73,306
            150,000             25,444    50,889     76,333   89,056
            175,000*            25,444    50,889     76,333   89,056
            200,000*            25,444    50,889     76,333   89,056
            225,000*            25,444    50,889     76,333   89,056
            250,000*            25,444    50,889     76,333   89,056
            300,000*            25,444    50,889     76,333   89,056
            350,000*            25,444    50,889     76,333   89,056
            400,000*            25,444    50,889     76,333   89,056

NRA = normal retirement age
Calendar year of 65th birthday = 1995
1995 Social Security covered compensation = $25,926.
*Pension Earnings are Subject to IRC Section 401(a)17 Salary Limitation of
  $150,000.
 Pension Benefit is Subject to IRC Section 415 Benefit of Limitation of
  $120,000.

 As of December 31, 1995, the executive officers named in the compensation table above are expected to be credited with years of service under the amended plan as follows: Mr. Allen, 5 years, and Mr. Teeters, 16 years.

                              SECTION 16 REPORTING

 During 1995, no one subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") with respect to filing reports of ownership and change in ownership concerning a registered class of equity securities of the Company failed to file a timely report required by Section 16(a) of the Exchange Act.


                              SHAREHOLDER PROPOSALS

     Regulations of the Securities and Exchange Commission require that proxy statements disclose the date by which shareholder proposals must be received by the corporate secretary of the Company in order to be included in the Company's proxy materials for the next annual meeting. In accordance with these regulations, shareholders are hereby notified that if they wish a proposal to be included in the Company's proxy statement and form of proxy relating to the 1997 annual meeting, a written copy of their proposal must be received at the principal executive offices of the Company no later than December 1, 1996. To ensure prompt receipt by the Company, proposals should be sent certified mail, return receipt requested. Proposals must comply with the proxy rules relating to shareholder proposals in order to be included in the Company's proxy materials.



                                  ANNUAL REPORT

     The Company's annual report to shareholders for the fiscal year ended December 31, 1995 accompanies this proxy statement. Additional copies may be obtained by writing to the Company at Post Office Box 10809, Daytona Beach, Florida 32120-0809.


                                  OTHER MATTERS
     The Board of Directors of the Company does not intend to bring any other matters before the meeting, and it does not know of any proposals to be presented to the meeting by others. If any other matters properly come before the meeting, however, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

Dated:  April 1, 1996

                                                                APPENDIX A

                        CONSOLIDATED-TOMOKA LAND CO.

PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS
                                MAY 8, 1996

     The undersigned hereby appoints Bob D. Allen and Patricia Lagoni, each or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent, and to vote, as designated below, all the shares of common stock of Consolidated-Tomoka Land Co. held of record by the undersigned on March 15, 1996, at the annual meeting of shareholders to be held on May 8, 1996, or any adjournment or postponement thereof.

          Proposal No. 1 Election of three Class II Directors for three-year terms ending 1999.

 [ ] FOR all nominees listed below          [ ] WITHHOLD AUTHORITY to vote for a
     (except as marked to the contrary           nominee listed below
     below)


To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

Class II. James P. Gorter, Robert F. Lloyd, Bruce W. Teeters

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                           CONSOLIDATED-TOMOKA LAND CO.
                                   PROXY

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each proposal.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation or partnership, authorized person should sign full corporation or partnership name and indicate capacity in which they sign.


Dated_____________________________________________________


Signature_________________________________________________


Signature_________________________________________________
                 (if held jointly)

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.